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                                                                  EXHIBIT 10.8.1


               AMENDMENT NUMBER ONE TO DIRECTORS COMPENSATION PLAN

In order to comply with New York Stock Exchange regulations respecting equity compensation plans, the Haverty Furniture Companies, Inc. Directors' Compensation Plan is hereby amended to add a new Section as follows:

         11. Term of Plan. This Plan shall have a term of ten years, commencing on April 26, 1996, when the Plan was approved by stockholders, and expiring on April 26, 2006.